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                        DRESDNER RCM CAPITAL FUNDS, INC.
                         SUPPLEMENT DATED MARCH 3, 2000
                       TO THE PROSPECTUS DATED MAY 3, 1999

THE FOLLOWING INFORMATION REPLACES ALL SIMILAR REFERENCES THROUGHOUT THE
PROSPECTUS:

The name of the "Dresdner RCM Growth Equity Fund" has changed to the "Dresdner RCM MidCap Fund."

THE FOLLOWING INFORMATION REPLACES THE FIRST SENTENCE UNDER THE SUBHEADING "PRINCIPAL INVESTMENT STRATEGIES" FOUND ON PAGE 2 OF THE PROSPECTUS:

The Fund invests in small- to medium-sized companies with total market capitalizations not exceeding those of the largest company included in the Russell Midcap Growth Index, which currently is $35.8 billion.

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND UNDER THE SUBHEADING "AVERAGE ANNUAL TOTAL RETURNS (THROUGH DECEMBER 31, 1998) ON PAGE 3 OF THE
PROSPECTUS:


                           Fund             Past              Past Five         Past Ten         Since
                           Inception        Year              Years             Years            Inception
Russell Midcap
Growth Index                   -            17.86%            17.34%            17.30%           N/A

The following information replaces in their entirety the first three full paragraphs found under the subheading "Principal Investment Strategies" for the Small Cap Fund at page 4 of the Prospectus:

Under normal market conditions, the Fund invests at least 90% of its investments in companies with market capitalizations, at the time of purchase, within the range of market capitalizations of companies included in the Russell 2000 Index, which currently ranges between $30.9M to $20.3B. The Fund may also invest up to 10% of its total assets in foreign issuers.

The Fund will maintain a weighted-average market capitalization that is no less than 50% and no more than 200% of the weighted-average market capitalization of the securities that comprise the Russell 2000 Index.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "GROWTH EQUITY FUND" AT PAGE 10 OF THE PROSPECTUS:

Gary B. Sokol and Brian E. Dombkowski are the primary portfolio managers of the MidCap Fund (formerly, the "Growth Equity Fund"). Mr. Sokol was a primary portfolio manager of the Small Cap Fund from 1992 to 1997. He is a Managing Director of the Investment Manager, with which he has been associated since 1988. Mr. Dombkowski is a Director of the Investment Manager, with which he has been associated since 1995. Prior to joining Dresdner RCM, he worked for GE Investments in the international equities department following the telecommunications and banking industries.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "SMALL CAP FUND" FOUND ON PAGE 10 OF THE PROSPECTUS:

Matthew L. Blazei and Timothy M. Kelly are primary portfolio managers of the Small Cap Fund. Mr. Blazei has research and management responsibilities for small cap securities and is a Managing Director of the Investment Manager, with which he has been associated since 1992. Mr. Kelly is a Managing Director of the Investment Manager, with which he has been associated since 1995.